Brighthouse Financial, Inc.
Financial Supplement

Second Quarter 2017

Table of Contents
Combined Financial Results
	1	Key Metrics
	2	Condensed Combined Statements of Operations
	3	Combined Balance Sheets

Earnings and Select Metrics from Business Segments
	5	Statements of Operating Earnings by Segment
	7	Annuities - Statements of Operating Earnings
	8	Annuities - Select Operating Metrics
	10	Life - Statements of Operating Earnings
	11	Life - Select Operating Metrics
	13	Run-off - Statements of Operating Earnings
	14	Run-off - Select Operating Metrics
	15	Corporate & Other - Statements of Operating Earnings

Other Information
	17	DAC and VOBA Rollforward
	17	Net Derivative Gains (Losses)
	18	Notable Items Impacting Operating Earnings
	19	Variable Annuity Separate Account Returns
	20	Summary of Investments
	21	Select Statutory Financial Results

Appendix
	A-1	Non-GAAP and Other Financial Disclosures
	A-4	Acronyms
	A-5	Reconciliation of Net Income to Operating Earnings
	A-6	Reconciliation of Return On Equity to Operating Return On Equity
	A-7	Reconciliation of Total Revenues to Operating Revenues and Reconciliation of Total Expenses to Operating Expenses

Note: See Appendix for Non-GAAP financial information, definitions and reconciliations. Financial information, unless otherwise noted, is rounded to millions. Some financial information, therefore, may not sum to the corresponding total.
The information presented in this financial supplement has been derived from the combined financial information of the MetLife U.S. Retail Separation Business.  The combined financial information was prepared in connection with the proposed separation of a substantial portion of MetLife, Inc.’s former Retail segment as well as certain portions of its former Corporate Benefit Funding segment, and presents the combined results of operations and financial condition of certain direct and indirect subsidiaries and businesses of MetLife, Inc., including Brighthouse Life Insurance Company (formerly MetLife Insurance Company USA) and its subsidiaries, New England Life Insurance Company, Brighthouse Life Insurance Company of NY (formerly First MetLife Investors Insurance Company), MetLife Reinsurance Company of Delaware, MetLife Reinsurance Company of South Carolina, Brighthouse Investment Advisers, LLC, (formerly MetLife Advisers LLC), and a designated protected cell of MetLife Reinsurance Company of Vermont.  As used in this financial supplement, “Brighthouse Financial,” the “Company,” “we,” “our” and “us” refer to Brighthouse Financial, Inc., the entity that at the time of the separation will hold, through its subsidiaries, the assets (including the equity interests of certain MetLife, Inc. subsidiaries) and liabilities associated with MetLife, Inc.’s Brighthouse Financial segment.

Combined
Financial
Results

Financial Supplement	1

Key Metrics (Unaudited, dollars in millions except per share amounts)

	For the Three Months Ended
Combined Financial Results and Metrics	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Net income (loss)	$246	$(349)	$(1,765)	$(158)	$(1,423)
Operating earnings	$324	$280	$(62)	$329	$79
Total corporate expenses (1)	$226	$215	$198	$199	$212

Shareholder's Net Investment
Ending shareholder's net investment, including AOCI	$16,415	$15,116	$14,862	$18,170	$18,464
Ending AOCI	1,894	1,506	1,265	2,439	2,632
Ending shareholder's net investment, excluding AOCI	$14,521	$13,610	$13,597	$15,731	$15,832
Proforma ending shareholder's net investment, excluding AOCI (2)	$12,170	N/A	N/A	N/A	N/A

Return On Equity, excluding AOCI
Return on equity (3)	(13.8)%	(24.3)%	(18.9)%	(6.6)%	(3.6)%
Operating return on equity (4)	5.9%	4.1%	4.4%	6.9%	7.0%

Per Share
Net income (loss)	N/A	N/A	N/A	N/A	N/A
Operating earnings	N/A	N/A	N/A	N/A	N/A

Book value per common share (5)	N/A	N/A	N/A	N/A	N/A
Book value per common share, excluding AOCI (6)	N/A	N/A	N/A	N/A	N/A

Shares (7)
Common shares outstanding	119,773,106	N/A	N/A	N/A	N/A
Weighted average common shares outstanding - basic	119,773,106	N/A	N/A	N/A	N/A
Weighted average common shares outstanding - diluted	119,773,106	N/A	N/A	N/A	N/A

(1) Includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; but excludes one time establishment costs.
(2) June 30, 2017 amounts have been adjusted for subsequent separation transactions, including the distribution to MetLife, Inc. of $1.8 billion and a tax separation liability of $600 million.
(3) Return on equity is defined as total annual net income (loss) on a four quarter trailing basis divided by the simple average of the most recent five quarters of total shareholder's net investment, excluding AOCI.

(4) Operating return on equity is defined as total annual operating earnings on a four quarter trailing basis divided by the simple average of the most recent five quarters of total shareholder's net investment, excluding AOCI.

(5) Book value per common share is defined as ending shareholder's net investment, including AOCI, divided by weighted average common shares outstanding - diluted.
(6) Book value per common share excluding AOCI, is defined as ending shareholder's net investment, excluding AOCI, divided by weighted average common shares outstanding - diluted.
(7) Represents the Company’s basic shares outstanding on August 4, 2017, the date of the completion of the separation from MetLife, Inc., which was effected through a distribution to MetLife, Inc. shareholders of one share of Brighthouse
        Financial, Inc. common stock for every 11 shares of MetLife, Inc. common stock held on July 19, 2017.

Financial Supplement	2

Condensed Combined Statements of Operations (Unaudited, in millions)

	For the Three Months Ended					For the Year to Date Period Ended
Revenues	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Premiums	$218	$176	$201	$347	$281	$394	$674
Universal life and investment-type product policy fees	957	953	939	976	936	1,910	1,867
Net investment income	766	782	785	869	805	1,548	1,553
Other revenues	162	74	255	49	347	236	432
Revenues before NIGL and NDGL	2,103	1,985	2,180	2,241	2,369	4,088	4,526
Net investment gains (losses)	—	(55)	(63)	26	20	(55)	(41)
Net derivative gains (losses)	(78)	(965)	(2,670)	(501)	(2,973)	(1,043)	(2,680)
Total Revenues	$2,025	$965	$(553)	$1,766	$(584)	$2,990	$1,805

Expenses
Interest credited	$284	$275	$294	$290	$291	$559	$581
Policyholder benefits and claims	785	864	955	1,058	1,153	1,649	1,890
Amortization of DAC and VOBA	21	(148)	416	(10)	(281)	(127)	(35)
Interest expense	37	45	42	45	45	82	88
Other expenses (1)	577	519	517	635	448	1,096	957
Total Expenses	$1,704	$1,555	$2,224	$2,018	$1,656	$3,259	$3,481
Income (loss) before provision for income tax	321	(590)	(2,777)	(252)	(2,240)	(269)	(1,676)
Provision for income tax expense (benefit)	75	(241)	(1,012)	(94)	(817)	(166)	(660)

Net income (loss)	$246	$(349)	$(1,765)	$(158)	$(1,423)	$(103)	$(1,016)

(1) The period ended September 30, 2016 includes a non-cash charge for the goodwill write down of $161 million in our Run-off segment.

Financial Supplement	3

Combined Balance Sheets (Unaudited, in millions)

	As of
ASSETS	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Investments:
Fixed maturity securities available-for-sale	$63,507	$60,870	$61,388	$75,842	$76,611
Equity securities available-for-sale	278	290	300	365	438
Mortgage loans, net	10,263	9,908	9,378	8,567	8,429
Policy loans	1,513	1,512	1,517	1,518	1,610
Real estate and real estate joint ventures	302	242	215	210	502
Other limited partnership interests	1,623	1,596	1,642	1,704	1,761
Short-term investments	1,286	1,058	1,288	3,670	2,735
Other invested assets	3,037	3,817	4,904	7,686	8,262
Total investments	81,809	79,293	80,632	99,562	100,348
Cash and cash equivalents	4,443	5,812	5,228	2,825	2,521
Accrued investment income	608	641	693	692	640
Reinsurance recoverables	12,732	12,869	13,455	14,469	14,353
Premiums and other receivables	683	817	1,192	599	777
DAC and VOBA	6,464	6,500	6,293	6,589	6,572
Current income tax recoverable	1,423	1,247	778	329	522
Other assets	600	644	616	646	818
Separate account assets	115,566	115,365	113,043	115,218	113,465
Total assets	$224,328	$223,188	$221,930	$240,929	$240,016

LIABILITIES, SHAREHOLDER'S NET INVESTMENT AND NONCONTROLLING INTERESTS
Liabilities
Future policy benefits	$34,352	$33,622	$33,372	$35,863	$35,123
Policyholder account balances	37,296	36,986	37,526	40,304	40,528
Other policy-related balances	2,985	3,009	3,045	3,092	3,168
Payables for collateral under securities loaned and other transactions	7,121	7,177	7,390	13,696	13,694
Long-term financing obligations:
Debt	3,016	807	810	814	823
Reserve financing	—	3,897	3,897	3,897	3,897
Deferred income tax liability	2,337	2,445	2,056	3,394	3,783
Other liabilities	5,190	4,764	5,929	6,481	7,071
Separate account liabilities	115,566	115,365	113,043	115,218	113,465
Total liabilities	207,863	208,072	207,068	222,759	221,552
Shareholder's Net Investment and Noncontrolling Interests
Shareholder's net investment	14,521	13,610	13,597	15,731	15,832
Accumulated other comprehensive income (loss)	1,894	1,506	1,265	2,439	2,632
Total shareholder's net investment	16,415	15,116	14,862	18,170	18,464
Noncontrolling interests	50	—	—	—	—
Total shareholder's net investment and noncontrolling interests	16,465	15,116	14,862	18,170	18,464
Total liabilities, shareholder's net investment and noncontrolling interests	$224,328	$223,188	$221,930	$240,929	$240,016

Earnings and Select
Metrics from
Business Segments

Financial Supplement	5

Statements of Operating Earnings By Segment (Unaudited, in millions)

	For the Three Months Ended June 30, 2017
Operating revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$48	$142	$1	$27	$218
Universal life and investment-type product policy fees	639	75	175	(3)	886
Net investment income	311	69	354	58	792
Other revenues	128	19	15	—	162
Total operating revenues	$1,126	$305	$545	$82	$2,058

Operating expenses
Interest credited	$152	$40	$91	$—	$283
Policyholder benefits and claims	163	169	288	17	637
Amortization of DAC and VOBA	112	7	—	6	125
Interest expense	—	—	8	28	36
Other operating expenses	386	66	79	20	551
Total operating expenses	$813	$282	$466	$71	$1,632
Operating earnings before provision for income tax	313	23	79	11	426
Provision for income tax expense (benefit)	87	11	27	(23)	102

Operating earnings	$226	$12	$52	$34	$324

	For the Three Months Ended June 30, 2016
Operating revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$121	$124	$2	$34	$281
Universal life and investment-type product policy fees	632	80	152	(3)	861
Net investment income	367	103	353	45	868
Other revenues	337	4	6	—	347
Total operating revenues	$1,457	$311	$513	$76	$2,357

Operating expenses
Interest credited	$159	$26	$106	$—	$291
Policyholder benefits and claims	403	137	453	16	1,009
Amortization of DAC and VOBA	85	42	377	5	509
Interest expense	—	—	15	27	42
Other operating expenses	309	65	40	23	437
Total operating expenses	$956	$270	$991	$71	$2,288
Operating earnings before provision for income tax	501	42	(478)	5	70
Provision for income tax expense (benefit)	143	4	(159)	2	(10)

Operating earnings	$358	$38	$(319)	$3	$80

Financial Supplement	6

Statements of Operating Earnings By Segment (Cont.) (Unaudited, in millions)

	For the Six Months Ended June 30, 2017
Operating revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$98	$242	$1	$53	$394
Universal life and investment-type product policy fees	1,270	158	348	(6)	1,770
Net investment income	638	176	712	124	1,650
Other revenues	194	19	23	—	236
Total operating revenues	$2,200	$595	$1,084	$171	$4,050

Operating expenses
Interest credited	$304	$68	$185	$—	$557
Policyholder benefits and claims	323	316	587	27	1,253
Amortization of DAC and VOBA	206	52	6	11	275
Interest expense	—	—	23	58	81
Other operating expenses	744	151	130	41	1,066
Total operating expenses	$1,577	$587	$931	$137	$3,232
Operating earnings before provision for income tax	623	8	153	34	818
Provision for income tax expense (benefit)	169	3	52	(10)	214

Operating earnings	$454	$5	$101	$44	$604

	For the Six Months Ended June 30, 2016
Operating revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$310	$253	$14	$97	$674
Universal life and investment-type product policy fees	1,247	154	324	(5)	1,720
Net investment income	705	196	698	82	1,681
Other revenues	414	6	11	—	431
Total operating revenues	$2,676	$609	$1,047	$174	$4,506

Operating expenses
Interest credited	$316	$55	$210	$—	$581
Policyholder benefits and claims	708	287	654	63	1,712
Amortization of DAC and VOBA	187	80	391	12	670
Interest expense	—	—	30	54	84
Other operating expenses	624	159	90	57	930
Total operating expenses	$1,835	$581	$1,375	$186	$3,977
Operating earnings before provision for income tax	841	28	(328)	(12)	529
Provision for income tax expense (benefit)	228	1	(110)	(9)	110

Operating earnings	$613	$27	$(218)	$(3)	$419

Financial Supplement	7

Annuities — Statements of Operating Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Year to Date Period Ended
Operating revenues	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Premiums	$48	$50	$58	$76	$121	$98	$310
Universal life and investment-type product policy fees	639	632	629	647	632	1,270	1,247
Net investment income	311	327	376	370	367	638	705
Other revenues	128	65	86	40	337	194	414
Total operating revenues	$1,126	$1,074	$1,149	$1,133	$1,457	$2,200	$2,676

Operating expenses
Interest credited	$152	$152	$153	$160	$159	$304	$316
Policyholder benefits and claims	163	160	182	189	403	323	708
Amortization of DAC and VOBA	112	94	92	89	85	206	187
Interest expense	—	—	—	—	—	—	—
Other operating expenses	386	358	314	308	309	744	624
Total operating expenses	$813	$764	$741	$746	$956	$1,577	$1,835
Operating earnings before provision for income tax	313	310	408	387	501	623	841
Provision for income tax expense (benefit)	87	82	116	140	143	169	228

Operating earnings	$226	$228	$292	$247	$358	$454	$613

Financial Supplement	8

Annuities — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
FIXED ANNUITIES ACCOUNT VALUE	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Account value, beginning of period	$13,369	$13,523	$13,715	$13,809	$13,913
Premiums and deposits	47	48	56	65	77
Surrenders and contract benefits	(298)	(313)	(358)	(276)	(297)
Net flows	(251)	(265)	(302)	(211)	(220)
Interest credited	112	111	110	117	116
Policy charges and other	—	—	—	—	—
Account value, end of period	$13,230	$13,369	$13,523	$13,715	$13,809

VARIABLE & INDEX ANNUITIES ACCOUNT VALUE (1)
Account value, beginning of period	$115,920	$113,271	$115,099	$113,121	$112,589
Premiums and deposits	965	930	1,015	911	929
Surrenders and contract benefits	(2,689)	(2,585)	(2,413)	(2,302)	(2,136)
Net flows	(1,724)	(1,655)	(1,398)	(1,391)	(1,207)
Investment performance (2)	3,330	4,949	224	4,064	2,338
Policy charges and other	(696)	(645)	(654)	(695)	(599)
Account value, end of period	$116,830	$115,920	$113,271	$115,099	$113,121

INCOME ANNUITIES (1)
Income annuity insurance liabilities	$4,531	$4,518	$4,521	$4,507	$4,413

(1) Includes general account and separate account.
(2) Includes imputed interest on index annuities and the interest credited on the general account investment option of variable products.

Financial Supplement	9

Annuities — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Year to Date Period Ended
VARIABLE & INDEX ANNUITY DEPOSITS	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Shield Level SelectorSM	$570	$458	$456	$390	$444	$1,028	$809
GMWB/GMAB	215	234	326	314	247	449	731
GMDB only	107	115	142	129	149	222	303
GMIB (1)	43	51	56	50	68	94	250
Total variable & index annuity deposits	$935	$858	$980	$883	$908	$1,793	$2,093

FIXED ANNUITY SALES
Fixed deferred annuities	$47	$49	$56	$66	$78	$96	$153
Single premium immediate annuities	8	12	17	34	54	20	141
Other fixed annuities	5	12	14	12	36	17	114
Total fixed annuity sales	$60	$73	$87	$112	$168	$133	$408

(1) Ceased issuing GMIBs for new purchase in February 2016.

Financial Supplement	10

Life — Statements of Operating Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Year to Date Period Ended
Operating revenues	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Premiums	$142	$100	$114	$125	$124	$242	$253
Universal life and investment-type product policy fees	75	83	12	82	80	158	154
Net investment income	69	107	66	110	103	176	196
Other revenues	19	—	128	2	4	19	6
Total operating revenues	$305	$290	$320	$319	$311	$595	$609

Operating expenses
Interest credited	$40	$28	$31	$28	$26	$68	$55
Policyholder benefits and claims	169	147	138	142	137	316	287
Amortization of DAC and VOBA	7	45	162	40	42	52	80
Interest expense	—	—	—	—	—	—	—
Other operating expenses	66	85	31	69	65	151	159
Total operating expenses	$282	$305	$362	$279	$270	$587	$581
Operating earnings before provision for income tax	23	(15)	(42)	40	41	8	28
Provision for income tax expense (benefit)	11	(8)	(18)	15	4	3	1

Operating earnings	$12	$(7)	$(24)	$25	$37	$5	$27

Financial Supplement	11

Life — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
LIFE ACCOUNT VALUE: GENERAL ACCOUNT	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Variable universal and universal life account value, beginning of period	$2,823	$2,914	$2,891	$2,875	$2,851
Premiums and deposits (1)	76	77	94	61	67
Surrender and contract benefits	(36)	(124)	(41)	(32)	(24)
Net flows	40	(47)	53	29	43
Net transfers from (to) separate account	17	17	17	13	17
Interest credited	19	22	34	26	25
Policy charges and other	(81)	(83)	(81)	(52)	(61)
Variable universal and universal life account value, end of period	$2,818	$2,823	$2,914	$2,891	$2,875

LIFE ACCOUNT VALUE: SEPARATE ACCOUNT
Variable universal life account value, beginning of period	$4,886	$4,704	$4,730	$4,583	$4,552
Premiums and deposits	70	70	69	72	75
Surrender and contract benefits	(71)	(67)	(68)	(57)	(69)
Net flows	(1)	3	1	15	6
Investment performance	171	250	55	204	100
Net transfers from (to) general account	(17)	(17)	(17)	(13)	(17)
Policy charges and other	(62)	(54)	(65)	(59)	(58)
Variable universal life account value, end of period	$4,977	$4,886	$4,704	$4,730	$4,583

(1) Includes premiums and deposits directed to the general account investment option of variable products.

Financial Supplement	12

Life — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Year to Date Period Ended
LIFE SALES	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Whole life	$5	$9	$11	$14	$26	$14	$50
Term life	3	6	10	10	16	9	34
Variable universal life	2	1	2	1	4	3	8
Universal life without secondary guarantees	1	1	10	3	3	2	5
Total life sales	$11	$17	$33	$28	$49	$28	$97

	As of
LIFE INSURANCE IN-FORCE	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Whole Life
Life Insurance in-force, before reinsurance	$23,881	$24,090	$24,280	$24,248	$24,061
Life Insurance in-force, net of reinsurance	$3,827	$3,089	$3,165	$4,642	$4,649

Term Life
Life Insurance in-force, before reinsurance	$464,872	$470,405	$471,857	$471,182	$468,965
Life Insurance in-force, net of reinsurance	$333,685	$120,791	$120,090	$113,899	$110,642

Universal and Variable Universal Life
Life Insurance in-force, before reinsurance	$62,142	$62,760	$63,709	$64,437	$65,088
Life Insurance in-force, net of reinsurance	$39,909	$32,602	$32,930	$33,285	$33,555

Financial Supplement	13

Run-off — Statements of Operating Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Year to Date Period Ended
Operating revenues	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Premiums	$1	$—	$1	$132	$2	$1	$14
Universal life and investment-type product policy fees	175	173	232	177	152	348	324
Net investment income	354	358	384	359	353	712	698
Other revenues	15	8	6	6	6	23	11
Total operating revenues	$545	$539	$623	$674	$513	$1,084	$1,047

Operating expenses
Interest credited	$91	$94	$110	$101	$106	$185	$210
Policyholder benefits and claims	288	299	390	476	453	587	654
Amortization of DAC and VOBA	—	6	556	15	377	6	391
Interest expense	8	15	15	15	15	23	30
Other operating expenses	79	51	88	37	40	130	90
Total operating expenses	$466	$465	$1,159	$644	$991	$931	$1,375
Operating earnings before provision for income tax	79	74	(536)	30	(478)	153	(328)
Provision for income tax expense (benefit)	27	25	(187)	3	(159)	52	(110)

Operating earnings	$52	$49	$(349)	$27	$(319)	$101	$(218)

Financial Supplement	14

Run-off — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
UNIVERSAL LIFE WITH SECONDARY GUARANTEES ACCOUNT VALUE	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Account value, beginning of period	$6,258	$6,252	$6,227	$6,210	$6,175
Premiums and deposits (1)	215	208	211	235	239
Surrenders and contract benefits	(30)	(42)	(22)	(31)	(25)
Net flows	185	166	189	204	214
Interest credited	76	65	67	66	67
Policy charges and other	(237)	(225)	(231)	(253)	(246)
Account value, end of period	$6,282	$6,258	$6,252	$6,227	$6,210

	As of
LIFE INSURANCE IN-FORCE	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Universal Life with Secondary Guarantees
Life Insurance in-force, before reinsurance	$83,645	$83,587	$83,566	$83,749	$84,018
Life Insurance in-force, net of reinsurance	$35,356	$24,556	$24,287	$24,105	$23,931

(1) Includes premiums and deposits directed to the general account investment option of variable products.

Financial Supplement	15

Corporate & Other — Statements of Operating Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Year to Date Period Ended
Operating revenues	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Premiums	$27	$26	$29	$13	$34	$53	$97
Universal life and investment-type product policy fees	(3)	(3)	(3)	(3)	(3)	(6)	(5)
Net investment income	58	66	52	107	45	124	82
Other revenues	—	—	32	—	—	—	—
Total operating revenues	$82	$89	$110	$117	$76	$171	$174

Operating expenses
Interest credited	$—	$—	$—	$—	$—	$—	$—
Policyholder benefits and claims	17	10	17	6	16	27	63
Amortization of DAC and VOBA	6	5	3	8	5	11	12
Interest expense	28	30	29	28	27	58	54
Other operating expenses	20	21	48	37	23	41	57
Total operating expenses	$71	$66	$97	$79	$71	$137	$186
Operating earnings before provision for income tax	11	23	13	38	5	34	(12)
Provision for income tax expense (benefit)	(23)	13	(7)	8	2	(10)	(9)

Operating earnings	$34	$10	$20	$30	$3	$44	$(3)

Other
Information

Financial Supplement	17

Other Information (Unaudited, in millions)

	For the Three Months Ended
DAC AND VOBA ROLL-FORWARD	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Balance, beginning of period	$6,500	$6,293	$6,589	$6,572	$6,204
Capitalizations	47	68	79	71	82
Amortization:
Related to net investment gains (losses) and net derivative gains (losses) (1)	105	297	397	162	791
Operating amortization - actuarial notable items	—	—	(539)	—	(342)
Operating amortization - other	(125)	(149)	(274)	(152)	(168)
Total amortization	(20)	148	(416)	10	281
Unrealized investment gains (losses)	(63)	(9)	90	(64)	5
Other	—	—	(49)	—	—
Balance, end of period	$6,464	$6,500	$6,293	$6,589	$6,572

DAC AND VOBA BY SEGMENT
Annuities	$5,076	$5,106	$4,878	$4,380	$4,267
Life	1,248	1,253	1,261	1,423	1,530
Run-off	2	5	6	639	645
Corporate & Other	138	136	148	147	130
Total DAC and VOBA	$6,464	$6,500	$6,293	$6,589	$6,572

	For the Three Months Ended
NET DERIVATIVE GAINS (LOSSES)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Net derivative gains (losses):
Variable annuity embedded derivatives	$212	$291	$1,753	$606	$(3,477)
Variable annuity hedges	(471)	(1,070)	(2,538)	(1,027)	355
ULSG hedge program	267	(44)	(1,388)	32	—
Other hedges and embedded derivatives	(113)	(218)	(590)	(187)	82
Sub-total	(105)	(1,041)	(2,763)	(576)	(3,040)
Investment hedge adjustments and PAB adjustments	27	76	93	75	67
Total net derivative (losses)	$(78)	$(965)	$(2,670)	$(501)	$(2,973)

(1) Includes amounts related to GMIB fees and GMIB costs that are also included as an adjustment from net income (loss) to operating earnings.

Financial Supplement	18

Other Information (Cont.) (Unaudited, in millions)

	For the Three Months Ended
NOTABLE ITEMS IMPACTING OPERATING EARNINGS	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Actuarial assumption review and other insurance adjustments	$(42)	$—	$399	$21	$540
One time establishment costs	—	—	—	—	—
Separation related transactions	—	—	(23)	—	(246)
Other	—	—	(23)	—	—
Total notable items (1)	$(42)	$—	$353	$21	$294

(1) Notable items represent a positive (negative) impact to operating earnings and operating earnings per common share - diluted.
Notable items reflect the impact of events that affected the Company’s results but that were unknown. Notable items also include certain items anticipated, such as one time establishment costs, to help investors have a better understanding of the Company’s results and to evaluate and forecast those results.

Financial Supplement	19

Variable Annuity Separate Account Returns (Unaudited)

	For the Three Months Ended
VARIABLE ANNUITY SEPARATE ACCOUNT RETURNS	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Total Quarterly VA separate account gross returns:	3.11%	4.72%	0.20%	3.84%	2.15%
Percent allocated to equity funds	27.77%	27.70%	27.41%	26.97%	26.70%
Percent allocated to bond funds/other funds	8.94%	9.01%	9.23%	9.43%	9.66%
Percent allocated to target volatility funds	14.78%	14.69%	14.76%	14.88%	14.81%
Percent allocated to balanced funds	48.52%	48.60%	48.60%	48.72%	48.83%

Financial Supplement	20

Summary of Investments (Unaudited, dollars in millions)

	June 30, 2017		December 31, 2016
	Amount	% of Total	Amount	% of Total
Fixed Maturity Securities:
U.S. corporate securities	$22,412	25.98%	$22,311	25.99%
U.S. government and agency securities	15,511	17.98%	13,090	15.25%
Residential mortgage-backed securities	8,168	9.47%	8,023	9.34%
Foreign corporate securities	6,627	7.68%	6,393	7.45%
State and political subdivision securities	4,043	4.69%	3,945	4.59%
Commercial mortgage-backed securities	3,299	3.83%	3,812	4.44%
Asset-backed securities	2,238	2.60%	2,652	3.09%
Foreign government securities	1,209	1.40%	1,162	1.35%
Total fixed maturity securities	63,507	73.63%	61,388	71.50%
Equity securities	278	0.32%	300	0.35%
Mortgage loans:
Commercial mortgage loans	6,959	8.07%	6,523	7.60%
Agricultural mortgage loans	2,116	2.45%	1,892	2.20%
Residential mortgage loans	1,109	1.29%	867	1.01%
Valuation allowances	(44)	(0.05)%	(40)	(0.05)%
Commercial mortgage loans held by CSEs securitization entities	123	0.14%	136	0.16%
Total mortgage loans	10,263	11.90%	9,378	10.92%
Policy loans	1,513	1.75%	1,517	1.77%
Real estate and real estate joint ventures	302	0.35%	215	0.25%
Other limited partnership interests	1,623	1.88%	1,642	1.91%
Cash, cash equivalents and short-term investments	5,729	6.64%	6,516	7.59%
Other invested assets:
Derivatives:
Interest rate	1,204	1.40%	2,152	2.51%
Equity markets	1,367	1.59%	1,076	1.25%
Foreign currency exchange rate	242	0.28%	366	0.43%
Credit	34	0.04%	28	0.03%
Total derivatives	2,847	3.31%	3,622	4.22%
Loans to affiliates	—	0.00%	1,090	1.27%
Other	190	0.22%	192	0.22%
Total other invested assets	3,037	3.53%	4,904	5.71%
Total invested assets and cash	$86,252	100.00%	$85,860	100.00%

	For the Three Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Net investment income yield (1)	4.40%	4.74%	4.69%	4.95%	4.77%

(1) Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income includes investment hedge adjustments, excludes recognized gains and losses and reflects the GAAP adjustments described beginning on Page A-1 of the Appendix hereto. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties and the effects of consolidating under GAAP certain VIEs that are treated as CSEs.
.

Financial Supplement	21

Select Statutory Financial Results (1) (Unaudited, in millions)

	For the Three Months Ended					For the Year to Date Period Ended
INCOME	June 30, 2017 (2)	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017 (2)	June 30, 2016
Total revenues (Line 9)		$8,889	$3,022	$2,872	$7,124		$10,257
Total benefits and expenses before dividends to policyholders (Line 28)		9,246	1,387	1,508	6,899		9,710
Gain (loss) from operations (Line 33)		(279)	1,620	866	32		199
Net realized capital gains (losses), net of federal income tax and transfers to interest maintenance reserve (Line 34)		(463)	(569)	(474)	(424)		(435)
Net income (loss) (Line 35)		$(742)	$1,051	$392	$(392)		$(236)

	As of
COMBINED TOTAL ADJUSTED CAPITAL	June 30, 2017 (2)	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Combined total adjusted capital		$4,217	$5,377	$9,073	$9,255

(1) Combined results for Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and New England Life Insurance Company.
(2) Statutory results for the 3 months and the year to date period ended June 30, 2017 are not available at the time of the issuance of this financial supplement.

Appendix

Financial Supplement	A-1

Non-GAAP and Other Financial Disclosures

In this financial supplement, we present certain measures of our performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	operating earnings	(i)	net income (loss)
(ii)	operating revenues	(ii)	revenues
(iii)	operating expenses	(iii)	expenses
(iv)	operating return on equity	(iv)	return on equity
(v)	operating earnings per share	(v)	earnings per share

Reconciliations of these measures to the most directly comparable historical GAAP measures are included in this financial supplement.

Our definitions of the non-GAAP and other financial measures discussed in this financial supplement may differ from those used by other companies. For example, as indicated below, we exclude GMIB revenues and related embedded derivatives gains (losses) as well as GMIB benefits and associated DAC and VOBA offsets from operating earnings, thereby excluding substantially all GMLB activity from operating earnings.

Operating Earnings, Operating Revenues and Operating Expenses

Operating earnings is used by management to evaluate performance, allocate resources and facilitate comparisons to industry results. This financial measure focuses on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and businesses. Non-core businesses include discontinued operations and other businesses that have been or will be sold or exited by us, referred to as divested businesses, and certain entities required to be consolidated under GAAP.

Provided below are the adjustments to GAAP revenues and GAAP expenses used to calculate operating revenues and operating expenses, respectively. Operating earnings, as presented in this financial supplement, reflects operating revenues less operating expenses, both net of income tax.

Financial Supplement	A-2

Non-GAAP and Other Financial Disclosures (Cont.)

The following are excluded from total revenues in calculating the operating revenues component of operating earnings:

•	Net investment gains (losses);

•
Net derivative gains (losses) except: (i) earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment ("Investment Hedge Adjustments"), and (ii) earned income on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment ("PAB Adjustments");

•	Amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees (“GMIB Fees”);

•	Certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

•	Revenues from divested businesses.

The following are excluded from total expenses in calculating the operating expenses component of operating earnings:

•	Amounts associated with benefits and hedging costs related to GMIBs (“GMIB Costs”);

•
Amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and market value adjustments associated with surrenders or terminations of contracts (“Market Value Adjustments”);

•	Amortization of DAC and VOBA related to (i) net investment gains (losses), (ii) net derivative gains (losses), (iii) GMIB Fees and GMIB Costs and (iv) Market Value Adjustments;

•	Recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance;

•	Expenses of divested businesses;

•	Amounts related to securitization entities that are VIEs consolidated under GAAP;

•	Goodwill impairment; and

•	Costs related to: (i) implementation of new insurance regulatory requirements and (ii) acquisition and integration costs.

The tax impact of the adjustments mentioned is calculated net of the U.S. statutory tax rate, which could differ from our effective tax rate.

Consistent with GAAP guidance for segment reporting, operating earnings is also our GAAP measure of segment performance.

Financial Supplement	A-3

Non-GAAP and Other Financial Disclosures (Cont.)

Operating Return On Equity and Operating Earnings Per Share

Operating return on equity and operating earnings per share are measures used by management to evaluate the execution of our business strategy and align such strategy with our shareholders’ interests.

Operating return on equity is defined as total annual operating earnings on a four quarter trailing basis divided by the simple average of the most recent five quarters of total stockholders’ equity, excluding AOCI.

Operating earnings per share is defined as total annual operating earnings on a four quarter trailing basis divided by the weighted average number of fully diluted shares of common stock outstanding for the period.

Sales

Statistical sales information for Life sales are calculated using the LIMRA definition of sales for core direct sales, excluding company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance. Annuity sales consist of 10% of direct statutory premiums, excluding company sponsored internal exchanges. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

Financial Supplement	A-4

Acronyms

AOCI	Accumulated other comprehensive income (loss)
CSE	Consolidated securitization entity
DAC	Deferred policy acquisition costs
GAAP	Accounting principles generally accepted in the United States of America
GMAB	Guaranteed minimum accumulation benefits
GMDB	Guaranteed minimum death benefits
GMIB	Guaranteed minimum income benefits
GMLB	Guaranteed minimum living benefits
GMWB	Guaranteed minimum withdrawal benefits
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
PAB	Policyholder account balances
ULSG	Universal life insurance with secondary guarantees
VA	Variable annuity
VIE	Variable interest entities
VOBA	Value of business acquired
VUL	Variable universal life insurance

Financial Supplement	A-5

Reconciliation of Net Income to Operating Earnings (Unaudited, in millions except per share data)

	For the Three Months Ended					For the Year to Date Period Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Net income (loss)	$246	$(349)	$(1,765)	$(158)	$(1,423)	$(103)	$(1,016)
Adjustments from net income (loss) to operating earnings:
Less: Net investment gains (losses)	—	(55)	(63)	26	20	(55)	(41)
Less: Net derivative gains (losses)	(78)	(965)	(2,670)	(501)	(2,973)	(1,043)	(2,680)
Less: Other adjustments to net income (1)
GMIB Fees	70	69	73	73	75	139	148
Investment hedge adjustments	(27)	(76)	(92)	(74)	(66)	(103)	(131)
Amortization of DAC and VOBA related to net investment gains (losses) and net derivative gains (losses)	124	240	325	128	982	364	948
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	(158)	(185)	(190)	(209)	(314)	(343)	(378)
Divested business	(26)	(4)	(36)	(24)	(11)	(30)	(26)
Other	(10)	(6)	33	(166)	(22)	(16)	(44)
Less: Provision for income tax (expense) benefit on reconciling adjustments	27	353	917	260	807	380	769
Add: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—
Operating earnings	$324	$280	$(62)	$329	$79	$604	$419

Net income (loss) per common share - diluted	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Adjustments from net income (loss) to operating earnings:
Less: Net investment gains (losses)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Less: Net derivative gains (losses)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Less: Other adjustments to net income (1)
GMIB Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Investment hedge adjustments	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Amortization of DAC and VOBA related to net investment gains (losses) and net derivative gains (losses)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Divested business	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Other	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Less: Provision for income tax (expense) benefit on reconciling adjustments	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Add: Net income (loss) attributable to noncontrolling interests	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Operating earnings per common share - diluted	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1) Further explanations of these adjustments begin on page A-1 of the Appendix.

Financial Supplement	A-6

Reconciliation of Return On Equity to Operating Return On Equity (Unaudited, dollars in millions)

	Four Quarters Cumulative Trailing Basis
OPERATING EARNINGS	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Net income (loss)	$(2,026)	$(3,695)	$(2,939)	$(1,083)	$(602)
Add: Investment portfolio gains (losses)	92	72	78	5	67
Add: Net derivative gains (losses)	4,214	7,109	5,851	3,438	2,979
Add: Other adjustments to net income	148	(523)	(357)	(29)	(310)
Add: Provision for income tax expense (benefit)	(1,557)	(2,337)	(1,947)	(1,192)	(957)
Operating earnings	$871	$626	$686	$1,139	$1,177

	Five Quarters Average Shareholder's Net Investment Basis
SHAREHOLDER'S NET INVESTMENT, EXCLUDING AOCI	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Shareholder's net investment	$16,605	$17,258	$17,603	$18,614	$18,855
Accumulated other comprehensive income (loss) (AOCI)	1,947	2,060	2,063	2,209	$2,058
Shareholder's net investment, excluding AOCI	$14,658	$15,198	$15,540	$16,405	$16,797

	Five Quarters Average Shareholder's Net Investment Basis
RETURN ON EQUITY, EXCLUDING AOCI	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Return on equity	(13.8)%	(24.3)%	(18.9)%	(6.6)%	(3.6)%
Operating return on equity	5.9%	4.1%	4.4%	6.9%	7.0%

Financial Supplement	A-7

Reconciliation of Total Revenues to Operating Revenues and Reconciliation of Total Expenses to Operating Expenses (Unaudited, in millions)

	For the Three Months Ended					For the Year to Date Period Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Total revenues	$2,025	$965	$(553)	$1,766	$(584)	$2,990	$1,805
Less: Net investment gains (losses)	—	(55)	(63)	26	20	(55)	(41)
Less: Net derivative gains (losses)	(78)	(965)	(2,670)	(501)	(2,973)	(1,043)	(2,680)
Less: Other adjustments to revenues:
GMIB fees	70	69	73	73	75	139	148
Investment hedge adjustments	(27)	(76)	(92)	(74)	(66)	(103)	(131)
Other	2	—	(3)	(1)	3	2	3
Total operating revenues	$2,058	$1,992	$2,202	$2,243	$2,357	$4,050	$4,506

Total expenses	$1,704	$1,555	$2,224	$2,018	$1,656	$3,259	$3,481
Less: Amortization of DAC and VOBA related to net investment gains (losses) and net derivative gains (losses)	(124)	(240)	(325)	(128)	(982)	(364)	(948)
Less: Goodwill impairment	—	—	—	161	—	—	—
Less: Other adjustments to expenses:
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	158	185	190	209	314	343	378
Other	12	6	(36)	6	25	18	47
Less: Divested businesses	26	4	36	24	11	30	26
Total operating expenses	$1,632	$1,600	$2,359	$1,746	$2,288	$3,232	$3,978

Financial Supplement	A-8

Reconciliations Details (Unaudited, dollars in millions)

	For the Three Months Ended					For the Year to Date Period Ended
INVESTMENT PORTFOLIO GAINS (LOSSES)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
Gross investment gains (losses)	$4	$(51)	$(67)	$66	$28	$(47)	$(15)
Writedowns	(3)	(4)	2	(38)	(7)	(7)	(27)
Investment portfolio gains (losses)	1	(55)	(65)	28	21	(54)	(42)
Net investment gains (losses) related to CSEs	(1)	—	1	(2)	(1)	(1)	—
Other gains (losses) reported in net investment gains (losses) on GAAP basis	—	—	1	—	—	—	1
Net Investment Gains (Losses) - GAAP Basis	$—	$(55)	$(63)	$26	$20	$(55)	$(41)

	For the Three Months Ended
NET INVESTMENT YIELD	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Total Investments
Investment income yield (1)	4.55%	4.89%	4.84%	5.09%	4.91%
Investment fees and expenses	(0.15)%	(0.15)%	(0.15)%	(0.14)%	(0.14)%
Net investment income yield (1)	4.40%	4.74%	4.69%	4.95%	4.77%

(1) Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described beginning on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties and the effects of consolidating under GAAP certain VIEs that are treated as CSEs.